Exhibit 99.1

TOMPKINS   [GRAPHIC OMITTED]
  TRUSTCO INC.
                                                   For more information contact:
                                                 James J. Byrnes, Chairman & CEO
                                                      James W. Fulmer, President
                                                          Francis M. Fetsko, CFO
                                             Tompkins Trustco, Inc. 607.273.3210

For Immediate Release
Wednesday, October 27, 2004


Tompkins Trustco, Inc. reports third quarter earnings
ITHACA, NY - Tompkins Trustco, Inc. (TMP - American Stock Exchange)

Tompkins Trustco, Inc. reported diluted earnings per share of $0.82 for the third quarter of 2004, up 9.3% from $0.75 reported in the third quarter of 2003. Net income for the third quarter of 2004 was $6.8 million, up 9.8% from $6.2 million for the same period in 2003.

For the year-to-date, diluted earnings per share were $2.30 in 2004, up 4.1% over the first nine months of 2003. Net income for the nine months ended September 30, 2004, was $19.0 million, an increase of 4.3% over the same period in 2003.

James J. Byrnes, Chairman and CEO stated, "earnings performance for the third quarter was driven by growth in nearly all key revenue areas. Net interest income increased as a result of solid growth in loans and deposits; while service charges on deposit accounts, insurance commissions and fees, and trust and investment services income contributed to a 19.4% increase in noninterest income."

Total assets were nearly $2.0 billion at September 30, 2004, up 9.3% over September 30, 2003. Asset growth over the past twelve months included a $107.3 million increase in total loans and leases, and a $69.3 million increase in the securities portfolio. Funding for asset growth was primarily provided by a $134.6 million increase in deposits, which included $102.0 million in core deposits (total deposits less time deposits of $100,000 and over, brokered deposits, and municipal money market deposits). Deposit growth benefited from the opening of the Mt. Kisco Office of the Mahopac National Bank, in July 2004, which is the Company's first office located in Westchester County, New York.

Net interest income of $53.0 million for the first nine months of 2004 was up 5.8% from the same period in 2003. Earning asset growth served to offset a decline in the year-to-date net interest margin from 4.32% in 2003, to 4.09% in 2004. Average earning assets of $1.8 billion for the nine months ended September 30, 2004, were up 11.5% from the same period in 2003.

For the third quarter of 2004, net interest income of $18.1 million reflected an increase of 6.0%. The net interest margin continued to decline during the quarter; however, the pace of decline has slowed in recent quarters. Quarterly net interest margin was 4.06% for the quarter ended September 30, 2004; 4.08% for the quarter ended June 30, 2004; and 4.26% for the quarter ended September 30, 2003.

Noninterest income was $7.3 million for the third quarter of 2004, an increase of 19.4% over the third quarter of 2003. For the year-to-date, noninterest income was $21.0 million, an increase of 11.7% over the same period in 2003. Year-to-date noninterest income includes $5.9 million in service charges on deposit accounts (up 12.5%); $4.9 million in insurance commissions and fees (up 22.9%); and $3.9 million in trust and investment services income (up 25.5%).

Noninterest income for the current year-to-date period was negatively affected by reduced gains on the sales of residential mortgages, which were down $664,000 in the first nine months of 2004, when compared to the same period last year. The higher level of gains in 2003 was largely the result of increased application volumes that were driven by historically low interest rates in the first half of 2003.

Noninterest expenses for the third quarter of 2004 were $14.4 million, up 8.5% over the same period in 2003. For the year-to-date, noninterest expenses were $43.2 million in 2004, up 9.0% from the first nine months of 2003. These increases were primarily due to higher compensation and benefits related expenses, which were up $835,000 for the quarter and $2.2 million for the year-to-date period. Noninterest expenses were negatively affected by compliance efforts related to Section 404 of the Sarbanes-Oxley Act. The legislation imposes new internal control documentation, testing, and audit standards for all publicly traded companies. Professional services expenses associated with the implementation of Section 404 of the Sarbanes-Oxley Act were $164,500 in the third quarter of 2004, and $204,000 for the year to date. Current year noninterest expenses were also impacted by the first full year of expense associated with the Auburn Office of Tompkins Trust Company, which opened in July 2003, along with the recent opening of the Mt. Kisco Office of Mahopac National Bank, which opened in July 2004.

Provision for loan/lease losses was $749,000 for the third quarter of 2004, up from $585,000 in the third quarter of 2003. For the nine-month period ended September 30, 2004, the provision for loan/lease losses was $2.3 million, up from $1.7 million for the same period last year. Mr. Byrnes commented, "Although the provision for loan/lease losses increased in 2004, we are encouraged by a reduced level of nonperforming loans at September 30, 2004. Nonperforming loans represented 0.70% of total loans at September 30, 2004, compared to 0.89% at September 30, 2003."

Byrnes noted, "it is with regret and a deep sense of admiration that we acknowledge the passing in August of Raymond Van Houtte, the former President and CEO of Tompkins Trust Company, and in September, the passing of Charles E. Treman, Jr. former Chairman and President of Tompkins Trust Company. Both men led the organization with distinction and integrity and were part of the great tradition we strive to build upon."

Tompkins Trustco, Inc. operates 35 banking offices in the New York State markets served by the Company's subsidiary banks - Tompkins Trust Company, The Bank of Castile, and Mahopac National Bank. Through its community banking subsidiaries, the Company provides traditional banking services, and offers money management services through Tompkins Investment Services (a division of Tompkins Trust Company). The Company also offers insurance services through its Tompkins Insurance Agencies, Inc. subsidiary, an independent agency serving individuals and business clients throughout western New York. Each Tompkins subsidiary operates with a community focus, meeting the needs of the unique communities served.

"Safe Harbor" Statement under the Private Securities Litigation Reform of 1995:

This press release may include forward-looking statements with respect to revenue sources, growth, market risk, and corporate objectives. The Company assumes no duty, and specifically disclaims any obligation, to update forward-looking statements, and cautions that these statements are subject to numerous assumptions, risk, and uncertainties, all of which could change over time. Actual results could differ materially from forward-looking statements.

Tompkins Trustco, Inc. - Condensed Consolidated Statements of Condition (Unaudited)

(In thousands, except share data)

                                                                                          As of           As of
ASSETS                                                                                  09/30/2004      12/31/2003
                                                                                       ------------    ------------
Cash and noninterest bearing balances due from banks                                   $     57,012    $     56,540
Interest bearing balances due from banks                                                        937           9,216
Federal funds sold                                                                                0               0
Available-for-sale securities, at fair value                                                614,667         592,137
Held-to-maturity securities, fair value of $67,771 at
    September 30, 2004 and $51,441 at December 31, 2003                                      66,136          49,528
Loans and leases net of unearned income and deferred costs and fees                       1,145,522       1,069,140
Less:  Reserve for loan/lease losses                                                         12,175          11,685
-------------------------------------------------------------------------------------------------------------------
                                                                    Net Loans/Leases      1,133,347       1,057,455

Bank premises and equipment, net                                                             31,296          28,466
Corporate owned life insurance                                                               23,676          22,843
Goodwill                                                                                     11,541          11,541
Intangible assets                                                                             2,727           3,322
Accrued interest and other assets                                                            30,942          33,398
-------------------------------------------------------------------------------------------------------------------
                                                                        Total Assets   $  1,972,281    $  1,864,446
===================================================================================================================

LIABILITIES, MINORITY INTEREST IN CONSOLIDATED
     SUBSIDIARIES AND SHAREHOLDERS' EQUITY
Deposits:
     Interest bearing:
          Checking, savings and money market                                           $    788,475    $    747,691
          Time                                                                              431,980         381,175
     Noninterest bearing                                                                    318,378         282,259
-------------------------------------------------------------------------------------------------------------------
                                                                      Total Deposits      1,538,833       1,411,125

Federal funds purchased and securities sold under agreements to repurchase                  163,731         187,908
Other borrowings                                                                             77,487          87,111
Other liabilities                                                                            22,515          17,843
-------------------------------------------------------------------------------------------------------------------
                                                                   Total Liabilities   $  1,802,566    $  1,703,987
-------------------------------------------------------------------------------------------------------------------

Minority interest in consolidated subsidiaries                                                1,501           1,489

Shareholders' equity:
     Common Stock - par value $.10 per share, authorized 15,000,000 shares
          Issued: 8,145,162 at September 30, 2004; and 8,185,816 at December 31,2003            814             819
     Surplus                                                                                 75,139          76,926
     Undivided profits                                                                       90,378          78,676
     Accumulated other comprehensive income                                                   2,875           3,015
     Treasury stock, at cost - 43,206 shares at September 30, 2004,
          and 26,981 shares at December 31, 2003                                               (992)           (466)

                                                                                                       $    158,970
-------------------------------------------------------------------------------------------------------------------
                                                          Total Shareholders' Equity   $    168,214    $    158,970
-------------------------------------------------------------------------------------------------------------------
                   Total Liabilities, Minority Interest in Consolidated Subsidiaries
                                                            and Shareholders' Equity   $  1,972,281    $  1,864,446
===================================================================================================================

Tompkins Trustco, Inc. - Condensed Consolidated Statements of Income (Unaudited)

                                                                      Three months ended              Nine months ended
(In thousands, except per share data)                              09/30/2004      09/30/2003      09/30/2004     09/30/2003
                                                                 ------------    ------------    ------------   ------------
INTEREST AND DIVIDEND INCOME
Loans                                                            $     17,360    $     17,342    $     50,790   $     51,338
Interest on balances due from banks                                        12               7              88             25
Federal funds sold                                                          1               1              18             15
Available-for-sale securities                                           6,015           4,870          17,935         15,503
Held-to-maturity securities                                               488             374           1,378          1,154
----------------------------------------------------------------------------------------------------------------------------
                            Total Interest and Dividend Income         23,876          22,594          70,209         68,035
----------------------------------------------------------------------------------------------------------------------------

INTEREST EXPENSE
Deposits:
     Time certificates of deposits of $100,000 or more                    785             680           2,061          2,166
     Other deposits                                                     3,012           3,007           9,025         10,322
Federal funds purchased and Securities sold under agreements
     to repurchase                                                      1,080             915           3,262          2,320
Other borrowings                                                          946             956           2,843          3,093
----------------------------------------------------------------------------------------------------------------------------
                                        Total Interest Expense          5,823           5,558          17,191         17,901
----------------------------------------------------------------------------------------------------------------------------
                                           Net Interest Income         18,053          17,036          53,018         50,134
----------------------------------------------------------------------------------------------------------------------------
                        Less:  Provision for loan/lease losses            749             585           2,274          1,723
----------------------------------------------------------------------------------------------------------------------------
     Net Interest Income After Provision for Loan/Lease Losses         17,304          16,451          50,744         48,411
----------------------------------------------------------------------------------------------------------------------------

NONINTEREST INCOME
Trust and investment services income                                    1,274           1,092           3,938          3,138
Service charges on deposit accounts                                     2,074           1,863           5,869          5,215
Insurance commissions and fees                                          1,693           1,371           4,883          3,974
Card services income                                                      646             577           1,835          1,735
Other service charges                                                     813             732           2,457          2,342
Increase in cash surrender value of corporate owned life                  225             262             807            777
insurance
Gains on sale of loans                                                     66              24             185            849
Other income                                                              513             429             939            655
Net realized (loss) gain on available-for-sale securities                  (8)           (241)             70            101
----------------------------------------------------------------------------------------------------------------------------
                                      Total Noninterest Income          7,296           6,109          20,983         18,786
----------------------------------------------------------------------------------------------------------------------------

NONINTEREST EXPENSES
Salary and wages                                                        6,702           5,921          19,966         17,944
Pension and other employee benefits                                     1,693           1,639           5,345          5,188
Net occupancy expense of bank premises                                    881             837           2,756          2,521
Furniture and fixture expense                                             859             805           2,557          2,431
Marketing expense                                                         503             473           1,473          1,390
Professional fees                                                         539             270           1,115            686
Software licensing and maintenance                                        308             255           1,010            804
Amortization of intangible assets                                         154             170             502            544
Other operating expense                                                 2,748           2,888           8,512          8,151
----------------------------------------------------------------------------------------------------------------------------
                                    Total Noninterest Expenses         14,387          13,258          43,236         39,659
----------------------------------------------------------------------------------------------------------------------------
                 Income Before Income Tax Expense and Minority
                         Interest in Consolidated Subsidiaries         10,213           9,302          28,491         27,538
----------------------------------------------------------------------------------------------------------------------------
Minority interest in consolidated subsidiaries                             34              34             101            101
                                            Income Tax Expense          3,395           3,092           9,355          9,187
----------------------------------------------------------------------------------------------------------------------------
                                                    Net Income   $      6,784    $      6,176    $     19,035   $     18,250
============================================================================================================================
Basic Earnings Per Share                                         $       0.84    $       0.76    $       2.34   $       2.25
Diluted Earnings Per Share                                       $       0.82    $       0.75    $       2.30   $       2.21
============================================================================================================================

Tompkins Trustco, Inc. - Summary of Financial Data (Unaudited)

                                                    ---------------------------------------------------------------------------
(In thousands, except per share data)                                         Quarter-Ended                          Year-Ended
                                                    ---------------------------------------------------------------------------
                                                       Sept-04       Jun-04       Mar-04       Dec-03      Sept-03       Dec-03
                                                    ---------------------------------------------------------------------------
Period End Balance Sheet
-------------------------------------------------------------------------------------------------------------------------------
Securities                                          $  680,803   $  663,893   $  683,473   $  641,665   $  611,531   $  641,665
-------------------------------------------------------------------------------------------------------------------------------
Loans and leases, net of unearned income
-------------------------------------------------------------------------------------------------------------------------------
   and deferred costs and fees                       1,145,522    1,121,987    1,089,236    1,069,140    1,038,193    1,069,140
-------------------------------------------------------------------------------------------------------------------------------
Reserve for loan/lease losses                           12,175       12,100       12,100       11,685       11,621       11,685
-------------------------------------------------------------------------------------------------------------------------------
Total assets                                         1,972,281    1,929,360    1,945,958    1,864,446    1,805,080    1,864,446
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Total deposits                                       1,538,833    1,490,575    1,487,763    1,411,125    1,404,233    1,411,125
-------------------------------------------------------------------------------------------------------------------------------
Federal funds purchased and securities sold
   under agreements to repurchase                      163,731      189,350      189,016      187,908      152,075      187,908
-------------------------------------------------------------------------------------------------------------------------------
Other borrowings                                        77,487       73,052       81,376       87,111       72,341       87,111
-------------------------------------------------------------------------------------------------------------------------------
Shareholders' Equity                                   168,214      157,163      165,232      158,970      153,716      158,970
-------------------------------------------------------------------------------------------------------------------------------

Average Balance Sheet
-------------------------------------------------------------------------------------------------------------------------------
Average assets                                      $1,959,426   $1,929,317   $1,900,810   $1,845,515   $1,778,448   $1,769,748
-------------------------------------------------------------------------------------------------------------------------------
Average equity                                         161,065      160,891      161,598      155,466      151,855      152,263
-------------------------------------------------------------------------------------------------------------------------------

Share data
-------------------------------------------------------------------------------------------------------------------------------
Weighted average shares outstanding (basic)          8,120,935    8,161,048    8,162,739    8,145,403    8,112,827    8,130,449
-------------------------------------------------------------------------------------------------------------------------------
Weighted average shares outstanding (diluted)        8,241,653    8,290,559    8,303,925    8,305,584    8,270,598    8,276,062
-------------------------------------------------------------------------------------------------------------------------------
Period-end shares outstanding                        8,118,181    8,123,783    8,167,054    8,158,835    8,121,652    8,158,835
-------------------------------------------------------------------------------------------------------------------------------
Book value per share                                $    20.72   $    19.35   $    20.23   $    19.48   $    18.93   $    19.48
-------------------------------------------------------------------------------------------------------------------------------


Income Statement
-------------------------------------------------------------------------------------------------------------------------------
Net interest income                                 $   18,053   $   17,610   $   17,355   $   17,369   $   17,036   $   67,502
-------------------------------------------------------------------------------------------------------------------------------
Provision for loan/lease losses                            749          736          788          774          585        2,497
-------------------------------------------------------------------------------------------------------------------------------
Noninterest income                                       7,296        6,802        6,885        6,468        6,109       25,255
-------------------------------------------------------------------------------------------------------------------------------
Noninterest expense                                     14,387       14,647       14,203       14,198       13,258       53,857
-------------------------------------------------------------------------------------------------------------------------------
Minority interest in consolidated subsidiaries              34           34           34           33           34          134
-------------------------------------------------------------------------------------------------------------------------------
Income tax expense                                       3,395        2,893        3,067        2,877        3,092       12,064
-------------------------------------------------------------------------------------------------------------------------------
Net income                                               6,784        6,102        6,148        5,955        6,176       24,205
-------------------------------------------------------------------------------------------------------------------------------
Basic earnings per share                            $     0.84   $     0.75   $     0.75   $     0.73   $     0.76   $     2.98
-------------------------------------------------------------------------------------------------------------------------------
Diluted earnings per share                          $     0.82   $     0.74   $     0.74   $     0.72   $     0.75   $     2.92
-------------------------------------------------------------------------------------------------------------------------------

Asset Quality
-------------------------------------------------------------------------------------------------------------------------------
Net charge-offs                                     $      674   $      737   $      373   $      710   $    1,221   $    2,516
-------------------------------------------------------------------------------------------------------------------------------
  Nonaccrual loans and leases                            7,797        8,177        8,062        7,321        9,000        7,321
-------------------------------------------------------------------------------------------------------------------------------
  Loans and leases 90 days past due and accruing            25           22           46           26           19           26
-------------------------------------------------------------------------------------------------------------------------------
  Troubled debt restructurings not included above          190          193          195          246          250          246
-------------------------------------------------------------------------------------------------------------------------------
Total nonperforming loans and leases                     8,012        8,392        8,303        7,593        9,269        7,593
-------------------------------------------------------------------------------------------------------------------------------
  OREO                                                     104          167          299          385          343          385
-------------------------------------------------------------------------------------------------------------------------------
Nonperforming assets                                     8,116        8,559        8,602        7,978        9,612        7,978
-------------------------------------------------------------------------------------------------------------------------------

Tompkins Trustco, Inc. - Summary of Financial Data (Unaudited)

                                                   -------------------------------------------------------------------------------
(In thousands, except per share data)                                         Quarter-Ended                             Year-Ended
                                                   -------------------------------------------------------------------------------
                                                     Sept-04        Jun-04        Mar-04        Dec-03       Sept-03        Dec-03
                                                   -------------------------------------------------------------------------------
Credit Quality
----------------------------------------------------------------------------------------------------------------------------------
Net loan and lease losses/ average loans
     and leases *                                       0.24%         0.20%         0.14%         0.27%         0.46%         0.24%
----------------------------------------------------------------------------------------------------------------------------------
Nonperforming loans and leases/loans and leases         0.70%         0.75%         0.76%         0.71%         0.89%         0.71%
----------------------------------------------------------------------------------------------------------------------------------
Nonperforming assets/assets                             0.41%         0.44%         0.44%         0.43%         0.53%         0.43%
----------------------------------------------------------------------------------------------------------------------------------
Reserve/ nonperforming loans and leases               151.96%       144.18%       145.73%       153.89%       125.37%       153.89%
----------------------------------------------------------------------------------------------------------------------------------
Reserve/loans and leases                                1.06%         1.08%         1.11%         1.09%         1.12%         1.09%
----------------------------------------------------------------------------------------------------------------------------------

Capital Adequacy (period-end)
----------------------------------------------------------------------------------------------------------------------------------
Tier I capital / average assets                          7.9%          7.9%          7.9%          7.9%          8.0%          7.9%
----------------------------------------------------------------------------------------------------------------------------------
Total capital / risk-weighted assets                    13.4%         13.3%         13.4%         13.4%         13.6%         13.4%
----------------------------------------------------------------------------------------------------------------------------------

Profitability
----------------------------------------------------------------------------------------------------------------------------------
Return on average assets *                              1.38%         1.27%         1.30%         1.28%         1.38%         1.37%
----------------------------------------------------------------------------------------------------------------------------------
Return on average equity *                             16.76%        15.25%        15.30%        15.20%        16.14%        15.90%
----------------------------------------------------------------------------------------------------------------------------------
Net interest margin (TE) *                              4.06%         4.08%         4.12%         4.18%         4.26%         4.28%
----------------------------------------------------------------------------------------------------------------------------------
* Quarterly ratios have been annualized

Share and per share data have been retroactively adjusted to reflect a 10% stock dividend paid on August 15, 2003.